Exhibit 99.1

Pacific Blue Energy Corp. Hires Leading Lawyer To Guide Newest Projects

PHOENIX, June 29 /PRNewswire-FirstCall/ - Pacific Blue Energy Corp. (OTCBB:PBEC.ob - News), a publicly traded developer of renewable energy projects, has employed the services of leading Energy and Natural Resources lawyer Charles E. Schwenck to advise the company on its latest acquisitions and developments. Schwenck, a partner at the international law firm GreenbergTraurig, is well known in the energy sector for his many years of sophisticated and high-level guidance - as an in-house counsel and as an outside advisor for Fortune 500 companies.

"We are extremely pleased to be working with Charles Schwenck, both for his industry-leading role as a trusted advisor and for his world-class business acumen," says Joel Franklin, CEO of PBEC. "Charlie is one of the country's best known lawyers in energy and infrastructure - handling mergers and acquisitions, regulatory and compliance, financing and licensing, and construction and development needs for some of the world's biggest energy providers, developers and utilities."

PBEC, which is also exploring a relationship with a leading international accounting firm, believes this latest step in the company's evolution will help to propel it to the next level as it pursues new and rewarding renewable projects in the Southwest and beyond. At GreenbergTraurig, Schwenck is co-chair of the firm's Energy and Natural Resources practice and he has spent more than 30 years in the energy business.

Schwenck has a considerable alternative energy practice, including representing companies producing electricity from alternative energy sources such as solar, wind and biomass, as well as those producing ethanol, biodiesel and other synthetic fuels from feedstocks. He has also worked on key carbon sequestration and oil recovery projects.

"When we started talking to Charlie, we were immediately impressed with the breadth and depth of his experience in all aspects of energy production and development," Franklin said. "And Charlie understands our business needs at every level, from the identification of new projects to the entitlement process to the development and eventual delivery of energy through long-term power contracts. As a go-to energy lawyer, we will turn to Charlie along every step of the way to our goal of becoming one of the country's leading providers of clean and affordable renewable energy."

About Pacific Blue Energy Corp.

Pacific Blue Energy Corp. (PBEC) is a publicly traded solar energy company that seeks to build and manage large renewable energy projects. PBEC's goal is to maximize shareholder value through select property acquisition, timely renewable energy facility construction and informed management of those projects. Headquartered in Arizona, one of the prime solar energy markets in the United States, PBEC is positioned to take advantage of technological advances that will drive the coming surge in the U.S. solar generated electricity market.

More information is available at www.PacificBlueEnergyCorp.com

Safe Harbor for Forward-Looking Statements

Statements that are not statements of historical or current fact constitute "forward-looking statements." Such statements can often be identified by use of words such as "believe," "expect," "estimate," "intend," "anticipate," "plan," to be uncertain and forward-looking. Forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause our actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with: (i) future financial results and financing requirements; (ii) our ability to control and manage our growth; (iii) the effectiveness, profitability, and marketability of our current and prospective products and services; (iv) our ability to protect proprietary information; (v), the impact of current, pending, or future legislation and regulation on our industry; and (vi) the impact of competitive products, services, pricing or technological changes. Additional risks and forward-looking statements are set forth from time to time in our filings with the United States Securities and Exchange Commission, including our Annual Reports on Form 10-K and our quarterly reports on form 10-Q, which are available on the Commission's website at www.sec.gov. All forward-looking statements included are made as of the date of this information, and we assume no obligation to update any such forward-looking statements.